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                                                                     Exhibit 24


                                POWER OF ATTORNEY

         Each of the undersigned officers and directors of Value City Department Stores, Inc. (the "Company"), hereby appoints James A. McGrady and Robert J. Tannous as his attorneys, or either of them, with power to act without the other, as his true and lawful attorney, to sign, in his name and on his behalf and in any and all capacities stated below, and to cause to be filed with the Securities and Exchange Commission (the "Commission"), the Company's Registration Statement on Form S-8 (the "Registration Statement") for the purpose of registering under the Securities Act of 1933, as amended, 3,000,000 shares of Common Stock, without par value, to be sold and distributed by the Corporation pursuant to the Corporation's 2000 Stock Incentive Plan (the "Plan") and such other number of shares as may be issued under the anti-dilution provisions of the Plan, and any and all amendments, including post-effective amendments, to the Registration Statement hereby granting unto said attorneys and each of them full power and authority to do and perform in the name and on behalf of the undersigned, and in any and all such capacities, every act and thing whatsoever necessary to be done in and about the premises as fully as the undersigned could or might do in person, hereby granting to each said attorney-in-fact full power of substitution and revocation, and hereby ratifying all that any said attorney-in-fact or his substitute may do by virtue hereof.

         IN WITNESS WHEREOF, the undersigned have signed these presents effective the 12th day of September 2001.


   /s/ Jay L. Schottenstein             Chairman of the Board of Directors
-----------------------------------       (Principal Executive Officer)
       Jay L. Schottenstein

   /s/ George Kolber                    Vice Chairman of the Board of Directors
-----------------------------------       and Chief Executive Officer
       George Kolber

   /s/ James A. McGrady                 Chief Financial Officer, Treasurer
-----------------------------------       and Secretary
       James A. McGrady                   (Principal Accounting Officer and
                                          Principal Financial Officer)

   /s/ Martin P. Doolan                 Director
-----------------------------------
       Martin P. Doolan

   /s/ Ari Deshe                        Director
-----------------------------------
       Ari Deshe

   /s/ Jon P. Diamond                   Director
-----------------------------------
       Jon P. Diamond

   /s/ Richard Gurian                   Director
-----------------------------------
       Richard Gurian

   /s/ Dr. Norman Lamm                  Director
-----------------------------------
       Dr. Norman Lamm

   /s/ Geraldine Schottenstein          Director
-----------------------------------
       Geraldine Schottenstein

   /s/ Robert L. Shook                  Director
-----------------------------------
       Robert L. Shook

   /s/ Henry L. Aaron                   Director
-----------------------------------
       Henry L. Aaron

   /s/ Elizabeth M. Eveillard           Director
-----------------------------------
       Elizabeth M. Eveillard

   /s/ Marvin W. Goldstein              Director
-----------------------------------
       Marvin W. Goldstein

   /s/ Harvey L. Sonnenberg             Director
-----------------------------------
       Harvey L. Sonnenberg

   /s/ James L. Weisman                 Director
-----------------------------------
       James L. Weisman